                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 1983 Stock Option Plan, the Potlatch Corporation 1989 Stock Incentive Plan, and the Potlatch Corporation 1995 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed these presents this 7th day of December, 1995.


                                                /s/ L. Pendleton Siegel
                                                --------------------------
                                                    L. Pendleton Siegel

                                                Title:  President and Chief
                                                        Operating Officer

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 1983 Stock Option Plan, the Potlatch Corporation 1989 Stock Incentive Plan, and the Potlatch Corporation 1995 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed these presents this 7th day of December, 1995.



                                                /s/ George E. Pfautsch
                                                -----------------------------
                                                    George E. Pfautsch

                                                Title:  Senior Vice President,
                                                        Finance and Chief
                                                        Financial Officer

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 1983 Stock Option Plan, the Potlatch Corporation 1989 Stock Incentive Plan, and the Potlatch Corporation 1995 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed these presents this 7th day of December, 1995.


                                                /s/ Terry L. Carter
                                                --------------------------------
                                                    Terry L. Carter

                                                Title:  Controller

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 1983 Stock Option Plan, the Potlatch Corporation 1989 Stock Incentive Plan, and the Potlatch Corporation 1995 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed these presents this 7th day of December, 1995.


                                                /s/ Richard A. Clarke
                                                ------------------------------
                                                    Richard A. Clarke

                                                Title:  Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 1983 Stock Option Plan, the Potlatch Corporation 1989 Stock Incentive Plan, and the Potlatch Corporation 1995 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed these presents this 7th day of December, 1995.



                                                /s/ Allen F. Jacobson
                                                ------------------------------
                                                    Allen F. Jacobson

                                                Title:  Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 1983 Stock Option Plan, the Potlatch Corporation 1989 Stock Incentive Plan, and the Potlatch Corporation 1995 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed these presents this 7th day of December, 1995.


                                                /s/ George F. Jewett, Jr.
                                                --------------------------------
                                                    George F. Jewett, Jr.

                                                Title:  Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 1983 Stock Option Plan, the Potlatch Corporation 1989 Stock Incentive Plan, and the Potlatch Corporation 1995 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed these presents this 7th day of December, 1995.



                                                /s/ Richard B. Madden
                                                -------------------------------
                                                    Richard B. Madden

                                                Title:  Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 1983 Stock Option Plan, the Potlatch Corporation 1989 Stock Incentive Plan, and the Potlatch Corporation 1995 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed these presents this 7th day of December, 1995.


                                                /s/ Richard M. Morrow
                                                ------------------------------
                                                    Richard M. Morrow

                                                Title:  Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 1983 Stock Option Plan, the Potlatch Corporation 1989 Stock Incentive Plan, and the Potlatch Corporation 1995 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed these presents this 7th day of December, 1995.


                                                /s/ Vivian W. Piasecki
                                                ------------------------------
                                                    Vivian W. Piasecki

                                                Title:  Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 1983 Stock Option Plan, the Potlatch Corporation 1989 Stock Incentive Plan, and the Potlatch Corporation 1995 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed these presents this 7th day of December, 1995.


                                                /s/    Toni Rembe
                                                ______________________________
                                                       Toni Rembe

                                                Title:  Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 1983 Stock Option Plan, the Potlatch Corporation 1989 Stock Incentive Plan, and the Potlatch Corporation 1995 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed these presents this 7th day of December, 1995.



                                                /s/ John M. Richards
                                                -------------------------------
                                                    John M. Richards

                                                Title:  Director, Chairman of
                                                        the Board and Chief
                                                        Executive Officer

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 1983 Stock Option Plan, the Potlatch Corporation 1989 Stock Incentive Plan, and the Potlatch Corporation 1995 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed these presents this 7th day of December, 1995.



                                                /s/ Reuben F. Richards
                                                --------------------------------
                                                    Reuben F. Richards

                                                Title:  Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 1983 Stock Option Plan, the Potlatch Corporation 1989 Stock Incentive Plan, and the Potlatch Corporation 1995 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed these presents this 7th day of December, 1995.



                                                /s/ Richard M. Rosenberg
                                                --------------------------------
                                                    Richard M. Rosenberg

                                                Title:  Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 1983 Stock Option Plan, the Potlatch Corporation 1989 Stock Incentive Plan, and the Potlatch Corporation 1995 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed these presents this 7th day of December, 1995.


                                                /s/  Robert G. Schwartz
                                                ______________________________
                                                     Robert G. Schwartz

                                                Title:  Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 1983 Stock Option Plan, the Potlatch Corporation 1989 Stock Incentive Plan, and the Potlatch Corporation 1995 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed these presents this 7th day of December, 1995.


                                                /s/  Charles R. Weaver
                                                ______________________________
                                                     Charles R. Weaver

                                                Title:  Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 1983 Stock Option Plan, the Potlatch Corporation 1989 Stock Incentive Plan, and the Potlatch Corporation 1995 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed these presents this 7th day of December, 1995.


                                                /s/ Frederick T. Weyerhaeuser
                                                ______________________________
                                                    Frederick T. Weyerhaeuser

                                                Title:  Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation 1983 Stock Option Plan, the Potlatch Corporation 1989 Stock Incentive Plan, and the Potlatch Corporation 1995 Stock Incentive Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed these presents this 7th day of December, 1995.


                                                /s/ William T. Weyerhaeuser
                                                ______________________________
                                                    William T. Weyerhaeuser

                                                Title:  Director